                                                                   EXHIBIT 99.2
                         NOTICE OF GUARANTEED DELIVERY

                             AK Steel Corporation

                   OFFER TO EXCHANGE ALL OF ITS OUTSTANDING
                         7 3/4% SENIOR NOTES DUE 2012
                             FOR ITS NEWLY ISSUED
                         7 3/4% SENIOR NOTES DUE 2012

   This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used by registered holders of outstanding 7 3/4% Senior Notes due 2012 (the "Old Notes") of AK Steel Corporation (the "Company") who wish to tender their Old Notes in exchange for a like principal amount of 7 3/4% Senior Notes due 2012 of the Company registered under the Securities Act of 1933, as amended (the "Registered Notes") pursuant to the exchange offer described in the
Prospectus, dated       , 2002 (as the same may be amended or supplemented from
time to time, the "Prospectus") if the holder's Old Notes are not immediately available or if such holder cannot deliver its Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Fifth Third Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time,
on         , 2002, or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"). This Notice of Guaranteed Delivery or one substantially equivalent hereto may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent, and must be received by the Exchange Agent prior to the Expiration Date. See "The Exchange Offer--Procedures for Tendering--Guaranteed Delivery Procedures" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                               Fifth Third Bank

       By Registered or Certified Mail, by Hand or by Overnight Courier:
                               38 Fountain Plaza
                            Cincinnati, Ohio 45202
                   Attention: Corporate Trust Administration

                                 By Facsimile:
                                (513) 534-6785
                       (For Eligible Institutions Only)

                                 By Telephone:
                                (513) 534-8640

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

   The undersigned hereby tenders to the Company the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged.

                       DESCRIPTION OF OLD NOTES TENDERED

                         Name and Address of Registered  Certificate Number(s)
                         Holder as it appears on the Old     for Old Notes     Principal Amount of
Name of Tendering Holder      Notes (Please print)             Tendered        Old Notes Tendered
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

                               PLEASE SIGN HERE

X _________________________________________    X _________________________________________
X _________________________________________    X _________________________________________
X _________________________________________    X _________________________________________
          Signature(s) of Holder(s)                                Date

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     Please print name(s) and address(es)


Name(s):     _______________________________________________________________________________

             _______________________________________________________________________________

             _______________________________________________________________________________

Capacity:    _______________________________________________________________________________

Address(es): _______________________________________________________________________________

             _______________________________________________________________________________

             _______________________________________________________________________________

             _______________________________________________________________________________

  [_]The Depository Trust Company
     (Check if Old Notes will be tendered by book-entry transfer)
     Account Number: ______________________


             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED

                             GUARANTEE OF DELIVERY
                   (Not to be used for signature guarantee)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at its address set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guaranteed, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm: _______________________    _______________________________________
                                                 (Authorized Signature)

Address: ____________________________    Title: ______________________________

_______________________________________  Name: _______________________________
                             (Zip Code)          (Please type or print)

_______________________________________    Date: _______________________________
    Area Code and Telephone Number

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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